BioLargo

We Make Life Better

OTCQB: BLGO

Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather.

BioLargo

We Make Life Better

WWW.BIOLARGO.COM

BioLargo

We Make Life Better

BioLargo

Engineering, Science & Technologies

BioLargo Water

ONM ENVIRONMENTAL

PRODUCTS AND SERVICES

CLYRA™

Medical Technologies Inc

Major BioLargo Growth Catalysts

WASTEWATER EQUIPMENT PARTNERSHIP

Garratt Callahan
Water Treatment Expertise Since 1904

- Largest privately held water treatment company in U.S.
- MLD system
- First customer identified. Goal is 30-50 units/year ($100K-500K per unit) once launched

PET ODOR CONTROL

POOPH
IKIGAI HOLDINGS

- Pet odor control product
- Partners with proven track record on multiple blockbuster products
- TV marketing
- Targeting big-box retail
- BioLargo shares 20% of exit, and is supply chain partner

PFAS TREATMENT

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

- Contaminant of the decade
- Biden Admin has committed $10B to grants for emerging contaminants
- Two channel partners in negotiation
- Some projects could be worth more than $10M annually

Financial highlights


Quarterly Revenue
$1000K
$900K
$800K
$700K
$600K
$500K
$400K
$300K
$200K
$100K
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2017
2018
2019
2020
2021


Debt*
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2017
2018
2019
2020
2021
BioLargo
Clyra

**Of the non-Clyra remaining debt, what remains is: low-interest SBA loans, PPP funding, and $50K in fixed-price convertible debt due March 1, 2023.*

Year ended December 31, 2021

- 2021: $2,531,000 (4% increase over 2020)
- Q4: $784,000 (10% quarter-over-quarter increase, 14% decrease compared with the fourth quarter of 2020)
- Total debt reduced from $2.9 (December 31, 2020) to $681,000 (December 31, 2021). Balance is composed of obligations with favorable terms, including low-interest government loans
- The total net loss for the year was reduced by 29%, from $9.7 million to $6.9 million. This figure includes non-cash compensation expense related to options of $1.9 million and a non-cash impairment charge of $342,000. Our R&D investments continued and totalled $1.4 million for the year as we continued to advance and expand our technology portfolio
- Total liabilities were reduced by over $3 million, from $5.2 million to $2.1 million
- Expenses related to interest and extinguishment of debt were reduced by $2.2 million
- We ended year with $1.8M in current assets, which included cash, accounts receivable, inventories and pre-paid expenses




DOE
Citizens Gas
Union Carbide
ENREMA
Proton Power
HAVCO
DOD
USAF
Schlegel
TSCAi
Moss Landing
US Army
Picatinny Arsenal
Major Waste Handlers
Lamb Weston

BioLargo
Engineering, Science & Technologies

- Experts
- 30+ Years Experience

PFAS Crisis

- "Forever chemicals" – huge emerging market
- Regulatory push by EPA and White House.
- 2,400 contaminated sites found so far in U.S. Over 200 contaminated military sites.
- Now designated RCRA contaminants
- Huge emerging market



United States
Gulf of Mexico
MANITOBA
ONTARIO
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
NEBRASKA
IOWA
KANSAS
MISSOURI
OKLAHOMA
ARKANSAS
TEXAS
LOUISIANA
ALABAMA
GEORGIA
TENNESSEE
KENTUCKY
INDIANA
OHIO
ILLINOIS
VIRGINIA
FLORIDA
NEW MEXICO
Cheyenne
Santa Fe
Amarillo
Omaha
Sioux Falls
Fargo
Dallas
Shreveport
Jackson
New Orleans
San Antonio
Houston
Corpus Christi
Tallahassee
Pittsburgh
Toronto
Thunder Bay
Winnipeg
Thompson
Bahamas

AEC PFAS technology

- In-house testing with client water complete
- Next step is on-site trialing with clients
- In discussions with multiple prospective customers


BioLargo
Proven
Professionals


AEC
VS
CARBON FILTRATION/
MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/1000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

Wastewater Treatment Partnership

- Prototype unit designed and manufactured
- “Minimal Liquid Discharge” system
- Factory acceptance testing complete
- First customer identified, unit being trailer-mounted for on-site trial

Garratt® CALLAHAN
Water Treatment Expertise Since 1904



Pet odor eliminator partnership

- Veteran marketing executives with multiple blockbuster successes
- Product based on BioLargo IP
- Targeting big-box retailers
- "Early feedback – phenomenal" – Jane Pak, Ikigai CEO


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BONUS

Coming to retail soon!

CupriDyne CLEAN

CNM ENVIRONMENTAL PRODUCTS AND SERVICES



Industrial Odor and VOC Eliminator

System Design, Build and Install Experts

- Eliminates odors – no masking
- Non-pesticide, non-toxic
- Saves customers 25-50%
- Leading waste companies under national contract
- Now serving a 3-year exclusive supply contract with major county in SoCal
- **Business expanding within the waste industry, other markets, and internationally**

Industrial Air Quality Control Solutions


EcoMist
SYSTEM











AOS:
A Leap Forward in Water Treatment

Low cost – Energy Efficient – Extreme Performance

Exceptional performance vs. micropollutants

Applications in numerous water treatment markets





Pilots and Trials

- Pre-commercial demonstration piloting has been successful in several industries
- Municipal wastewater pilot ongoing in Montreal
- Bidding on commercial trials and first projects in 2022


AOS
Advanced Oxidation System

New contract – waste-to-energy conversion project

Large capital project. Upon full execution, could exceed $250 million.



$
We are here
Feasibility
Prelim. Design*
Process design
Detail design
Construction
Startup & commission
Operate & Maintain
0 years
2 years
4 years

**Advancement to each phase is subject to performance and contracting. Projects of this magnitude are subject to a number of risk factors beyond our control.*

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

The BioLargo
Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better